                          SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 16, 1996
                                                    ----------------

     Lutheran Brotherhood Realty Fund I, a California limited partnership
----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   California                       0-17617                     94-3046442
----------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                        Identification No.)

      625 Fourth Avenue South, Minneapolis, MN             55415
----------------------------------------------------------------------------
       (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code        (612) 339-8091
                                                    ------------------------

----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)







Item 2.  Acquisition or Disposition of Assets.

On September 9, 1996, Lutheran Brotherhood Realty Fund I, a California limited partnership (the "Registrant") and Lutheran Brotherhood, a fraternal benefit society existing and operating under the laws of Minnesota, doing business as Minnetonka 225, a Minnesota joint venture and Minnetonka 300 & 400, a Minnesota joint venture (the "Joint Ventures") entered into a Purchase and Sale Agreement (the "Minnetonka Agreement") with MINCO/Northwest Corporation, a Delaware corporation, for the sale of all the right, title and interest of the Joint Ventures in and to three (3) properties located at 15225 Minnetonka Boulevard, 15300 Minnetonka Industrial Boulevard and 15400 Minnetonka Industrial Boulevard (the "Minnetonka Properties") in Minnetonka, Minnesota. The Minnetonka Properties comprise an office warehouse complex which the Joint Ventures owned since September 29, 1989. The Registrant will receive one-third of the net sales proceeds from the sale of the Minnetonka Properties.

The sale of the Minnetonka Properties closed on October 16, 1996 and the Joint Ventures received cash consideration in the amount of $5,535,095 subject to certain adjustments and prorations set forth in the Minnetonka Agreement. The Registrant's share of this consideration is $1,845,032.

The Registrant, as managing venturer of the Joint Ventures, listed the Minnetonka Properties through a professional real estate brokerage firm.
The Registrant's Limited Partners approved a liquidation proposal on July 3, 1996 relating to the sale of the Registrant's owned property and properties owned by the Joint Ventures in which the Registrant is a co-venturer. The sale of the Minnetonka Properties is part of that liquidation process.

On September 9, 1996, the Registrant entered into a Purchase and Sale Agreement (the "Northwest Agreement") with MINCO/ Northwest Corporation, a Delaware corporation, for the sale by Registrant of all its right, title and interest in and to the Northwest Distribution Center ("Northwest") in New Hope, Minnesota. Northwest is an office warehouse complex which the Registrant has owned since September 29 1989. The Registrant will receive all of the net sales proceeds from this sale.

The sale of Northwest closed on October 16, 1996 and the Registrant received cash consideration in the amount of $2,982,617 subject to certain adjustments and prorations set forth in the Agreement. The Registrant listed Northwest through a professional real estate brokerage firm.

The Registrant's Limited Partners approved a liquidation proposal on July 3, 1996, relating to the sale of the Registrant's owned property and properties owned by the joint ventures in which the Registrant is a co-venturer. The Registrant previously reported the sale of the Village at Worthington Green as part of the liquidation process. This sale of Northwest completes that liquidation process.

As described in the Proxy Statement provided to the limited partners to approve the liquidation proposal, the Registrant will distribute as soon as practicable the net cash proceeds of the sales of all of its properties after deduction of expenses and the establishment of reserves to complete the liquidation of the Registrant. The Registrant intends to file a Certificate of Dissolution with the California Secretary of State and begin the winding-up of the partnership.

----------------------------------------------------------------------------

Item 7.  Financial Statements, Proforma Information and Exhibits.

         (a)  Financial statements of business acquired - not applicable.

         (b)  Proforma Financial Information of Lutheran Brotherhood Realty
              Fund I
              (i)    Proforma Balance Sheet at June 30, 1996 (unaudited)
              (ii) Proforma Statement of Operations for the year ended December 31, 1995 (unaudited)
              (iii) Proforma Statement of Operations for the six months ended June 30, 1996 (unaudited)

         (b)  Exhibits.

              (10)(a) Purchase and Sale Agreement for the Minnetonka Properties dated September 9, 1996
              (10)(b) Purchase and Sale Agreement for the Northwest Distribution Center dated September 9, 1996.

Item 7(b)(i)  Proforma Financial Information

The following unaudited condensed proforma balance sheet presents the financial position of Lutheran Brotherhood Realty Fund I on June 30, 1996, assuming that the sale of The Village at Worthington Green, the Minnetonka Properties, and the Northwest Distribution Center occurred on that date. The Village at Worthington Green was sold on August 19, 1996 and the other properties were sold on October 16, 1996.



                                            Lutheran Brotherhood Realty Fund I
                                                  Proforma Balance Sheet
                                                      June 30, 1996
                                                       (thousands)
                                                       (unaudited)



                                                                           Sale of All        Proforma
         ASSETS                                      June 30, 1996         Properties       June 30, 1996

Real estate investment, at cost - net                   $1,903              ($1,903)                 0

Investments in joint ventures                            2,155               (2,155)                 0
Cash and cash equivalents                                  643                6,073              6,716
Deferred charges (net) and other assets                     37                  (34)                 3
                                                        ------              -------              -----

           Total Assets                                 $4,738               $1,981             $6,719
                                                        ======               ======             ======

LIABILITIES & PARTNER'S EQUITY

Accounts payable and other liabilities                     $50                                     $50

Partners' equity                                         4,688                1,981              6,669
                                                         -----                -----              -----
   Total Liabilities & Partners' Equity                 $4,738               $1,981             $6,719
                                                        ======               ======             ======

See accompanying notes to proforma balance sheet.

                        Lutheran Brotherhood Realty Fund I
                         Notes to Proforma Balance Sheet
                                June 30, 1996
                                 (unaudited)


Note 1.  Basis of presentation
------------------------------
The unaudited condensed proforma balance sheet of Lutheran Brotherhood Realty Fund I ("the Partnership") presents the financial position of the Partnership on June 30, 1996, assuming that the sale of all properties occurred on that date. The Village at Worthington Green was sold on August 19, 1996 and all other properties (Minnetonka Properties and Northwest Distribution Center) were sold on October 16, 1996.

Note 2.  Proforma adjustments
-----------------------------
(a) Real Estate Investment, at Cost - Net - This adjustment eliminates the net book value of the Northwest Distribution Center property at June 30, 1996.

(b) Investment in Joint Ventures - This adjustment eliminates the Partnership's net investment in all joint venture properties at June 30, 1996.

(c) Cash - This adjustment represents the Partnership's approximate share of net proceeds received from the sale of all properties.

(d) Deferred Charges (Net) and Other Assets - This adjustment eliminates other assets relating to the Northwest Distribution Center property at June 30, 1996.

(e) Partners' Equity - This adjustment represents the net gain on sale which would have been realized by the Partnership had all properties been sold on June 30, 1996. The Partnership incurred a gain of $738,000 from sale of Village at Worthington Green and a gain of $1,243,000 from the sale of all other properties.

Item 7(b)(ii)  Proforma Financial Information

The following unaudited condensed proforma statement of operations presents the results of operations of Lutheran Brotherhood Realty Fund I (the Partnership) for the year ended December 31, 1995 assuming that the sales of The Village at Worthington Green and the Minnetonka Properties and the Northwest Distribution Center occurred on January 1, 1995. The Village at Worthington Green was sold on August 19, 1996 and the other properties were sold on October 16, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sales.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the sale of properties contained in Item 2 included elsewhere in this Form 8-K.





                                          Lutheran Brotherhood Realty Fund I
                                           Proforma Statement of Operations
                                         For the Year Ended December 31, 1995
                                         (thousands except per share amounts)
                                                       (unaudited)



                                                                                               Proforma
                                                     Year Ended            Sale of All        Year Ended
                                                    Dec. 31, 1995          Properties        Dec. 31, 1995

Revenue:
  Rental                                                $516                ($516)                  $0
  Interest                                                30                    0                   30
  Equity in joint venture capital                        168                 (168)                   0
                                                        ----                -----                -----
  Total revenue                                          714                 (684)                  30
                                                        ----                -----                -----

Expenses:
  Property operations                                    267                 (267)                   0
  Depreciation and amortization                           90                  (90)                   0
  Administrative                                          93                    0                   93
                                                        ----                -----                -----
  Total expenses                                         450                 (357)                  93
                                                        ----                -----                -----

Net Income                                              $264                ($327)                ($63)
                                                       =====               ======                =====

Net income per weighted
  average number of limited
  partnership units outstanding                        $4.14               ($5.13)               ($0.99)
                                                       =====               ======                 =====

Distributions per weighted
  average limited partnership
  units outstanding                                    $4.00                                      $4.00
                                                       =====                ======                =====

See accompanying notes to proforma statement of operations.

                      Lutheran Brotherhood Realty Fund I
                   Notes to Proforma Statement of Operations
                     For the Year Ended December 31, 1995
                               (unaudited)


Note 1.  Basis of presentation
------------------------------
The unaudited condensed proforma statement of operations of Lutheran Brotherhood Realty Fund I ("the Partnership") presents the results of operations for the Partnership for the year ended December 31, 1995 assuming that the sale of all of the Partnership's properties (or properties owned by the Joint Ventures in which the Partnership is a co-venturer) occurred on January 1, 1995. The Village at Worthington Green was sold on August 19, 1996 and all other properties (Minnetonka Properties and Northwest Distribution Center) were sold on October 16, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sales.

Note 2.  Proforma adjustments
-----------------------------
(a) Rental Revenue - This adjustment eliminates rental revenue relating to the Northwest Distribution Center property for the year ended December 31, 1995.

(b) Equity in joint venture capital - This adjustment eliminates net income relating to the Partnership's interest in all joint venture properties for the year ended December 31, 1995.

(c) Property Operations - This adjustment eliminates property operating expenses relating to the Northwest Distribution Center property for the year ended December 31, 1995.

(d) Depreciation and Amortization - This adjustment eliminates depreciation and amortization expense relating to the Northwest Distribution Center property for the year ended December 31, 1995.

Item 7(b)(iii) Proforma Financial Information

The following unaudited condensed proforma statement of operations presents the results of operations of Lutheran Brotherhood Realty Fund I (the Partnership) for the six months ended June 30, 1996 assuming that the sales of The Village at Worthington Green and the Minnetonka Properties and the Northwest Distribution Center occurred on January 1, 1996. The Village at Worthington Green was sold on August 19, 1996 and the other properties were sold on October 16, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sales.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the sale of properties contained in Item 2 included elsewhere in this Form 8-K.



                                                Lutheran Brotherhood Realty Fund I
                                                 Proforma Statement of Operations
                                              For the six months ended June 30, 1996
                                               (thousands except per share amounts)
                                                            (unaudited)


                                                                                               Proforma
                                                     Six Months                               Six Months
                                                       Ended            Sale of All              Ended
                                                   June 30, 1996         Properties         June 30, 1996


Revenue:
  Rental                                                $260                ($260)                  $0
  Interest                                                15                    0                   15
  Equity in joint venture capital                         86                  (86)                   0
                                                        ----                 -----               -----
  Total revenue                                          361                 (346)                  15
                                                        ----                 -----               -----

Expenses:
  Property operations                                     99                  (99)                   0
  Depreciation and amortization                           46                  (46)                   0
  Administrative                                         104                    0                  104
                                                        ----                 -----               -----
  Total expenses                                         249                 (145)                 104
                                                        ----                 -----               -----

Net Income                                              $112                ($201)                ($89)
                                                       =====                ======                =====

Net income per weighted
  average number of limited
  partnership units outstanding                        $1.76               ($3.15)              ($1.39)
                                                       =====                ======               ======

Distributions per weighted
  average limited partnership
  units outstanding                                    $2.00                                      $2.00
                                                       =====                ======                =====

See accompanying notes to proforma statement of operations.

                       Lutheran Brotherhood Realty Fund I
                   Notes to Proforma Statement of Operations
                    For the Six Months Ended June 30, 1996
                                (unaudited)


Note 1.  Basis of presentation
------------------------------
The unaudited condensed proforma statement of operations of Lutheran Brotherhood Realty Fund I ("the Partnership") presents the results of operations for the Partnership for the six months ended June 30, 1996 assuming that the sale of all of the Partnership's properties (or properties owned by the Joint Ventures in which the Partnership is a co-venturer) occurred on January 1, 1996. The Village at Worthington Green was sold on August 19, 1996 and all other properties (Minnetonka Properties and Northwest Distribution Center) were sold on October 16, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sales.

Note 2.  Proforma adjustments
-----------------------------
(a) Rental Revenue - This adjustment eliminates rental revenue relating to the Northwest Distribution Center property for the six months ended June 30, 1996.

(b) Equity in joint venture capital - This adjustment eliminates net income relating to the Partnership's interest in all joint venture properties for the six months ended June 30, 1996.

(c) Property Operations - This adjustment eliminates property operating expenses relating to the Northwest Distribution Center property for the six months ended June 30, 1996.

(d) Depreciation and Amortization - This adjustment eliminates depreciation and amortization expense relating to the Northwest Distribution Center property for the six months ended June 30, 1996.

                                SIGNATURES
                                ----------


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LUTHERAN BROTHERHOOD REALTY FUND I,
                                    a California limited partnership

                                    By:  Lutheran Brotherhood Real Estate
                                         Products Company,
                                         Its General Partner

Date:                               By:   /s/ Mitchell F. Felchle
                                         ------------------------
                                         Mitchell F. Felchle
                                         President



Date:                               By:   /s/ Anita J.T. Young
                                          --------------------
                                          Anita J.T. Young
                                          Treasurer
                                          (Chief Financial Officer)

                            INDEX TO EXHIBIT


EXHIBIT NUMBER                                             PAGE IN
                                                           REGISTRATION
                                                           STATEMENT

10(a)            Purchase and Sale Agreement for
                 the Minnetonka Properties dated
                 September 9, 1996

10(b)            Purchase and Sale Agreement for
                 the Northwest Distribution Center
                 dated September 9, 1996